G & G PROPERTIES
                         G & G CENTER

COMMERCIAL LEASE


1. PARTIES. This lease, dated as of this 30th day of June 1998 is made by and between G & G Properties, a General Partnership (herein called "Landlord") and Sonoma National Bank (herein called "Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises"), having dimensions of approximately approx. 500 square feet of floor area. The location of said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein. Said Premises are located in the G & G Supermarket 1211 W. College Ave., City of Santa Rosa, County of Sonoma, State of California. This Lease is subject to the terms, convenants and conditions herein set forth and the Tenant convenants as a material part of the consideration for this Lease to keep and perform each and all of the said terms, convenants and conditions by it to be kept and performed.

3. USE. Tenant shall use the Premises for full service banking and related services and shall not use or permit the Premises to be used for any other purpose without the prior written consent of the Landlord. Tenant to have shared access of G & G Markets existing public address system.
     3A. Tenant to install a Sonoma National Bank sign on the front of the G & G Market. The sign size and location subject to City and Landlords approval prior to installation.

4.   MINIMUM RENT.
     4A. Tenant agrees to pay Landlord as Minimum Rent, without notice or demand, the monthly sum of ($1,500.00 ) One-Thousand Five-Hundred & no/100 Dollars, in advance on or before the first day of each and every successive month during the specified term. The Rental shall commence on the 1st day of September, 19 98 . The Premises are being leased as subject to such incidental work as is to be performed by Tenant prior to said date (this work, if any to be set forth in the attached Addendum and in this latter event, the rental shall commence on said date only if Tenant shall have completed said work.) Rent for any period which is less than one month (1) shall be a prorated portion of the month of the monthly installment herein based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.


Rent shall be mailed to: G&G Properties      phone 707 546-6877
                    Attn:  Jodie Lau         message 707 573-5905
                    1211 W. College Ave.     Fax  707 575-5921
                    Santa Rosa, CA 95401

     4B. MINIMUM RENTAL INCREASES. No CPI increases will be in effect for the first 3 years of the lease. As set forth in 4A above shall be increased if the Consumer Price Index--San Francisco Bay Area Average--All Items (Index)--as published by the United States Department of Labor's Statistics, increases over the base period index. The base period Index shall be the Index for the calendar month which is four months prior to the month in which rentals commence. The base period Index shall be compared with the Index; the same calendar month for each subsequent year (Comparison Month). In no event shall the Minimum Rent be less than that set forth in 4A above. Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner which reasonably reflects and monitors consumer prices.

5. TERM. The lease term shall be TEN full years with three 5 year options. The parties hereto acknowledges that certain obligations under various articles hereof may commence prior to the Lease term, i.e., construction, hold harmless, liability insurance, etc,; and the parties agree to be bound by these articles prior to commencement of the lease term.

6. SECURITY DEPOSIT. Concurrently with Tenant's execution of this lease, Tenant has deposited with the Landlord a sum of $1,500.00 as security deposit. Said sum shall held by Landlord as security for the faithful performance by Tenant of all the terms, convenants, and conditions of this Lease to be kept and performed by Tenant during the term thereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason on Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenants failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, the last assignee of Tenant's interest hereunder) within ten (10) days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.


7.   ADJUSTMENTS. COMMON AREAS.
I. In addition to the Minimum Rent provided in Article 4 hereinabove, and commencing at the same time as any rental commences under this Lease Tenant shall pay to Landlord the following items, herein called Adjustments/Common Areas:
                (a) All real estate taxes and insurance premiums on the
Premises, including           and, building, and improvements thereon.
Said real estate taxes shall       include all real estate taxes and
assessments that are levied upon and/or           assessed against the
Premises, including any taxes which may be levied on        rents.  Said
insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems
necessary           on the Premises.  Said taxes and insurance premiums
for purposes of this          provision shall be reasonably apportioned
in accordance with the total floor           area of the Premises as it
relates to the total floor area of the Shopping        Center which is
from time to time completed as of the first day of each
calendar quarter (provided, however, that if any tenants in said
building or         buildings pay taxes directly to any taxing authority
or carry their own       insurance, as may be provided in their leases,
their square footage shall not          be deemed a part of the floor
area).

               (b)Tenant's portion of maintenance of the landscaping,
upkeep of the       structures, painting, parking lot maintenance, and
other maintenance        procedures essential to maintaining the center.

          Common area charges are included in the minimum rent stated in section 4A. above.

8. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the premises caused by such removal.

 11. REPAIRS.
     11A. By entry hereunder, Tenant shall be deemed to have accepted the Premises as being in good sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair including without limitation, the maintenance, replacement and repair of any storefront, doors, windows casements, glazing, heating and air-conditioning system (when there is an air-conditioning system). Tenant shall obtain a service contract for repairs and maintenance of said system, said maintenance contract to conform to the requirements under the warranty, if any, on said system), plumbing, pipes, electrical wiring and conduits. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.
     11B. Notwithstanding the provisions of Article 11A herein- above, Landlord shall repair and maintain the structural portions of the Building, including the exterior walls and roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, invitee, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 25 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and on-half (1 1/2) times the estimated cost of any improvements, additions, or alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanics' and materialman's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily, or by operation or law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees, of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such shall be void, and shall, at the option of the Landlord, constitute a default under the terms of this Lease.
     In the event that Landlord shall consent to a sublease or assignment here under, Tenant shall pay Landlord reasonable fees, not to exceed One Hundred and No/100ths ($100.00) Dollars, incurred in connection with the processing of documents necessary to giving of such consent.

14. HOLD HARMLESS. Tenant shall indemnity and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in any case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of the Landlord or its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air, or any latent defect in the Premises.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000.00 for injury or death of one person in any one accident or occurrence and in the amount of not less than $1,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $1,000.000.00. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated a+, AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

17. UTILITIES. Landlord shall pay for all gas, heat, light, and power charges. Tenant shall be responsible for telephone service, alarm service and other services necessary for bank operations, together with any applicable taxes.

18. PERSONAL PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last Monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves, and shall during Banks operating hours, have the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Access by Landlord before and after Banks normal open hours will be provided by arrangement with Tenant Management. A list of Tenant personnel and telephone numbers will be provided to Landlord in case of emergency.

22. TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.
     22A. The vacating or abandonment of the Premises by Tenant.
     22B. The failure of Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after
written notice thereof by Landlord to Tenant.          22C. The failure
by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Article 22B, above, where such failure shall continue for a period of thirty (30) days after written notice hereof by Landlord to Tenant; provided, however, that if the nature of
Tenant's default is such that more than thirty (30) days period and thereafter diligently prosecutes such cure to completion.
     22D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this
Lease, where such seizure is not      discharged in thirty (30) days.

23. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, in his sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:
          23A. Terminate Tenant's right to possession of the Premises by
any lawful means,     in which case this Lease shall terminate and
Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate; or
     23B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Adjustments as may become due hereunder; or
           23C.     Pursue any other remedy now or hereafter available
to Landlord under the      laws or judicial decisions of the State in
which the Premises are located.

24. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

 25. RECONSTRUCTION. In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.
     In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises. In the event the destruction of the Premises is to an extent of ten (10%) percent or more of the full replacement cost then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Minimum Rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty
(60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.
     Not withstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twenty-four months of the term of this Lease or any extension thereof.
     Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixture, or other personal property of Tenant.

26. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice. If either less than or more than twenty-five (25%) percent of the Premises are taken (and neither party elects to terminate as herein provided), the Minimum Rent thereafter to be paid shall be equitably reduced. If any part of the Shopping Center other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

27.  GENERAL PROVISIONS.
     I. Plats and Riders. Clauses, plats, riders and addendums, if any affixed to this Lease are a part hereof.
     II. Waiver. The waiver by Landlord of any term covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or any other subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.
     III. Joint Obligation. If there be more than one Tenant the obligations hereunder imposed shall be joint and several.
     IV. Marginal Headings. The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.
     V. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.
     VI. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.
     VII. Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.
     VIII. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.
     IX. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installments of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten (10%) percent of such overdue amount), plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted hereunder.
     X. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or the respective successors in interest. This Lease shall not be effective or binding on any party until fully
executed by both parties hereto.        XI.  Inability to Perform.  This
Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.
     XII. Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.
     XIII. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.
     XlV. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.
     XV. Attorneys' Fees. In the event any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred.
XVI. Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or the successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.
     XVII. Subordination, Attornment. At Landlord's option, Tenant shall subordinate its interest in this Lease to any mortgage, deed of trust or any other hypothecation for security subsequently placed upon the real property of which the Building and Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event of the termination of any ground lease or the sale of the real property of which the Building and Premises are a part (pursuant to foreclosure or the exercise of a power of sale under any such mortgage, deed of trust or other security instrument) Tenant shall attorn to the ground lessor or the purchaser, as the case may be, and recognize such person as Landlord under this Lease. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default at the time of any termination or sale.
     XVIII.   Notices.  All notices and demands which may or are to be
required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, and to the address hereinbelow, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All rent, notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the address set forth herein, and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant .
            To Landlord at:  G&G Properties
                                  Attention: Jodie Lau
                                  1211 W. College Ave.
                                  Santa Rosa, CA 95401
                                  707-546-6877

     XX. Authority of Tenant. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation in accordance with the bylaws of said corporation will be bound by the terms of this Lease.

28. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

Signed and accepted this      8    day of July , 1998.

Robert Gong              Sonoma National Bank
                         Deborah A. Meekins
(Landlords)              (Tenants)















     G & G Properties
     Commercial Lease Addendum

Addendum to lease between G & G Properties and Sonoma National Bank dated June 30, 1998.

1. The term of this lease shall commence on the commencement date (as defined in item #4A) and provided Sonoma National Bank has received final OCC approval.

2. G & G Properties agrees to grant Sonoma National Bank first right of refusal to provide a full service banking facility at any new G & G Supermarket locations.